Exhibit 99.1

PDS Biotech Announces Abstract Demonstrating Versatility of the Versamune® Platform in Oncology Accepted for Presentation at AACR Special Conference on Tumor Immunology and Immunotherapy

Abstract highlights foundational research in the development of PDS0102 and PDS0103

Florham Park, NJ, October 17, 2022 - PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing a growing pipeline of targeted immunotherapies for cancer and infectious disease, today announced that an abstract reporting on preclinical studies of two the company’s oncology pipeline products targeting multiple types of cancer has been accepted for presentation at the American Association of Cancer Research (AACR) Special Conference on Tumor Immunology and Immunotherapy 2022. The AACR Tumor Immunology and Immunotherapy Conference is being held October 21-24, 2022, in Boston.

Versamune® is PDS Biotech’s novel investigational T cell activating platform designed to stimulate a precise immune system response to cancer-specific proteins.  The abstract accepted for presentation at the AACR Tumor Immunology and Immunotherapy Conference highlights the development of Versamune® based drug formulations containing multi-epitope peptide antigen sequences of the tumor-associated protein TARP (T cell receptor gamma chain Alternate Reading frame Protein) and modified sequences of novel Mucin 1 oncoprotein (MUC1).  This research provided the foundation for the development of PDS0102 as a potential treatment for TARP-associated acute myeloid leukemia (AML), prostate, and breast cancers, and PDS0103 as a potential treatment for MUC1-associated breast, colon, lung, ovarian, and other cancers.

“Our Versamune® platform provides an opportunity to address a myriad of cancers by combining the technology with unique proteins or peptides that are specific to the cancer.  The research accepted for presentation at the AACR Tumor Immunology and Immunotherapy Conference highlights this important versatility of the platform and, specifically, the rationale for our PDS0102 and PDS0103 programs,” commented Dr. Frank Bedu-Addo, President and Chief Executive Officer of PDS Biotech. “We welcome the opportunity to present at such a highly influential conference.  Based on recently reported clinical results from our ongoing studies of PDS0101 in HPV-positive cancers such as anal, cervical, head and neck, penile, vaginal, and vulvar cancers, we continue to expand our Versamune® based programs into TARP-associated AML, prostate and breast cancers, and MUC1-associated breast, colon, lung, ovarian and other cancers.”

Poster Number: B24
Abstract Title: Development of targeted T cell cancer immunotherapies based on a novel enantiomeric cationic lipid that promotes antigen cross-presentation and upregulation of type I interferons
Authors: Siva K. Gandhapudi, Karuna Sundarapandiyan, Martin Ward, Afsheen Fatima, Mania Dorrani, Mary Banoub, Joe Dervan, Lauren Wood, Greg Conn, and Jerold G. Woodward
Session Date and Time: Sunday, October 23 at 6:00-8:30 pm ET

About PDS Biotechnology

PDS Biotech is a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer and infectious disease immunotherapies based on our proprietary Versamune® and Infectimune™ T cell-activating technology platforms. We believe our targeted Versamune® based candidates have the potential to overcome the limitations of current immunotherapy by inducing large quantities of high-quality, potent polyfunctional tumor specific CD4+ helper and CD8+ killer T cells. To date, our lead Versamune® clinical candidate, PDS0101, has demonstrated the potential to reduce tumors and stabilize disease in combination with approved and investigational therapeutics in patients with a broad range of HPV-positive cancers in multiple Phase 2 clinical trials. Our Infectimune™ based vaccines have also demonstrated the potential to induce not only robust and durable neutralizing antibody responses, but also powerful T cell responses, including long-lasting memory T cell responses in pre-clinical studies to date. To learn more, please visit www.pdsbiotech.com  or follow us on Twitter at @PDSBiotech.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark and Infectimune™ is a trademark of PDS Biotechnology.

Investor Contacts:
Deanne Randolph
PDS Biotech
Phone: +1 (908) 517-3613
Email: drandolph@pdsbiotech.com

Rich Cockrell
CG Capital
Phone: +1 (404) 736-3838
Email: pdsb@cg.capital

Media Contacts:
Dave Schemelia
Tiberend Strategic Advisors
Phone: +1 (609) 468-9325
Email: dschemelia@tiberend.com

Bill Borden
Tiberend Strategic Advisors
Phone: +1 (732) 910-1620
Email: bborden@tiberend.com